Exhibit 32.1

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Annual Report on Form 10-K/A for the period ended December 31, 2022, as filed by Eve Holding, Inc. with the Securities and Exchange Commission on the date hereof (the “Report”), Gerard J. DeMuro, Co-Chief Executive Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Eve Holding, Inc.

Date: May 4, 2023

/s/ Gerard J. DeMuro
Gerard J. DeMuro Co-Chief Executive Officer (Co-Principal Executive Officer)